Exhibit 10.33

FIRST AMENDMENT TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS (this “Amendment”), dated as of May 17, 2016, by and among MEDEQUITIES REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“Borrower”), EACH OF THE ENTITIES IDENTIFIED AS “GUARANTORS” ON THE SIGNATURE PAGES OF THIS AMENDMENT (collectively, the “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), individually and as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”), and EACH OF THE OTHER “LENDERS” WHICH ARE SIGNATORIES HERETO (together with KeyBank in its capacity as a Lender, hereinafter referred to collectively as the “Lenders”).

W I T N E S S E T H:

WHEREAS, the Borrower, Agent and each of the Lenders initially a signatory thereto are party to that certain First Amended and Restated Credit Agreement dated as of July 30, 2015 (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Credit Agreement”);

WHEREAS, the Guarantors (other than MRT of San Diego CA - SNF, LLC), executed and delivered to Agent and the Lenders that certain First Amended and Restated Unconditional Guaranty of Payment and Performance dated as of July 30, 2015 (the “Guaranty”);

WHEREAS, MRT of San Diego CA - SNF, LLC has executed and delivered to Agent a Joinder Agreement dated as of October 1, 2015;

WHEREAS, the Borrower and the Guarantors have requested that the Agent and the Lenders make certain modifications to the Credit Agreement and Agent and the Lenders have consented to such modifications, subject to the execution and delivery of this Amendment.

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1. Definitions. Capitalized terms used in this Amendment, but which are not otherwise expressly defined in this Amendment, shall have the respective meanings given thereto in the Credit Agreement.

2. Modifications of the Credit Agreement. The Borrower, Agent and the Lenders do hereby modify and amend the Credit Agreement as follows:

(a) By deleting in their entirety the definitions of “Arranger”, “Maturity Date” and “Total Commitment” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:

“Arranger. KBCM, J.P. Morgan Securities, LLC, and Citigroup Global Markets, Inc., or any successor of any of them.

Maturity Date. November 7, 2017, as such date may be extended as provided in §2.12, or such earlier date on which the Loans shall become due and payable pursuant to the terms hereof.

Total Commitment. The sum of the Commitments of the Lenders, as in effect from time to time. As of May 17, 2016, the Total Commitment is Three Hundred Million and No/100 Dollars ($300,000,000.00), and is subject to increase in §2.11.”

(b) By deleting in its entirety paragraph (d) of the definition of “IPO Conditions” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:

“All of the conditions described in this definition shall have been satisfied on or before September 7, 2017. Such date shall not be extended beyond September 7, 2017 without the prior written approval of the Super-Majority Lenders. In the event that all of the conditions described in this definition shall not have been satisfied on or before September 7, 2017, as the date may be extended as provided above, then the Borrower shall have no further right to satisfy the conditions to the occurrence of the IPO Conditions and the IPO Conditions Satisfaction Date shall not occur, unless otherwise permitted by the Agent and the Required Lenders (and the Super-Majority Lenders as provided in this definition).”

(c) By deleting in their entirety the definitions of “Cash Flow Available for Distribution” and “Liquidity” appearing in §1.1 of the Credit Agreement;

(d) By deleting in its entirety §2.1(a) of the Credit Agreement, and inserting in lieu thereof the following:

“(a) Subject to the terms and conditions set forth in this Agreement, each of the Lenders severally agrees to lend to the Borrower, and the Borrower may borrow (and repay and reborrow) from time to time between the Closing Date and the Maturity Date upon notice by the Borrower to the Agent given in accordance with §2.7, such sums as are requested by the Borrower for the purposes set forth in §2.9 up to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested) at any one time equal to the lesser of (i) the sum of such Lender’s Commitment and (ii) such Lender’s Commitment Percentage of the sum of (A) the Borrowing Base Availability minus (B) the sum of (1) the amount of all outstanding Revolving Credit Loans and Swing Loans, plus (2) the aggregate amount of Letter of Credit Liabilities; provided, that, in all events no Default or Event of Default shall have occurred and be continuing; and provided, further, that the outstanding principal amount of the Revolving Credit Loans (after giving effect to all amounts requested), Swing Loans and Letter of Credit Liabilities shall not at any time (i) exceed the lesser of (A) Borrowing Base Availability and (B) the Total Commitment or (ii) cause a violation of the covenant set forth in §9.1 or §9.11 . Notwithstanding anything to the contrary in this Agreement except pursuant to §2.5(d) or §2.10(f), until the IPO Conditions Satisfaction Date has occurred, the Lenders shall have no obligation to lend to the Borrower, and the Borrower shall have no further right to borrow or repay and reborrow, unless the Super-Majority Lenders approve a specific advance of the Loan in their sole and absolute discretion. The Revolving Credit Loans shall be made pro rata in accordance with each Lender’s

Commitment Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrower that all of the conditions required of the Borrower set forth in §§10 and 11 have been satisfied on the date of such request. The Agent may assume that the conditions in §§10 and 11 have been satisfied unless it receives prior written notice from a Lender that such conditions have not been satisfied. No Lender shall have any obligation to make Revolving Credit Loans to the Borrower or participate in Letter of Credit Liabilities in the maximum aggregate principal outstanding balance of more than the lesser of the amount equal to its Commitment Percentage of the Commitments and the principal face amount of its Revolving Credit Note.”

(e) By deleting in its entirety §2.5(a) of the Credit Agreement, and inserting in lieu thereof the following:

“(a) Subject to the terms and conditions set forth in this Agreement, the Swing Loan Lender agrees to lend to the Borrower (the “Swing Loans”), and the Borrower may borrow (and repay and reborrow) from time to time between the Closing Date and the date which is five (5) Business Days prior to the Maturity Date upon notice by the Borrower to the Swing Loan Lender given in accordance with this §2.5, such sums as are requested by the Borrower for the purposes set forth in §2.9 in an aggregate principal amount at any one time outstanding not exceeding the Swing Loan Commitment; provided that in all events (i) no Default or Event of Default shall have occurred and be continuing; and (ii) the outstanding principal amount of the Revolving Credit Loans and Swing Loans (after giving effect to all amounts requested) plus Letter of Credit Liabilities shall not at any time exceed the lesser of (a) the Total Commitment and (b) the Borrowing Base Availability, or cause a violation of the covenant set forth in §9.1 or §9.11. Notwithstanding anything to the contrary in this Agreement, until the IPO Conditions Satisfaction Date has occurred, the Swing Loan Lender shall have no obligation to lend Swing Loans to the Borrower, and the Borrower shall have no further right to borrow any Swing Loans, unless the Super-Majority Lenders approve a specific advance of a Swing Loan in their sole and absolute discretion. Notwithstanding anything to the contrary contained in this §2.5, the Swing Loan Lender shall not be obligated to make any Swing Loan at a time when any other Lender is a Defaulting Lender, unless the Swing Loan Lender is satisfied that the participation therein will otherwise be fully allocated to the Lenders that are Non-Defaulting Lenders consistent with §2.13(c) and the Defaulting Lender shall not participate therein, except to the extent the Swing Loan Lender has entered into arrangements with the Borrower or such Defaulting Lender that are satisfactory to the Swing Loan Lender in its good faith determination to eliminate the Swing Loan Lender’s Fronting Exposure with respect to any such Defaulting Lender, including the delivery of cash collateral. Swing Loans shall constitute “Revolving Credit Loans” for all purposes hereunder. The funding of a Swing Loan hereunder shall constitute a representation and warranty by the Borrower that all of the conditions set forth in §§10 and 11 have been satisfied on the date of such funding. The Swing Loan Lender may assume that the conditions in §§10 and 11 have been satisfied unless the Swing Loan Lender has received written notice from a Lender that such conditions have not been satisfied. Each Swing Loan shall be due and payable within five (5) Business Days of the date such Swing Loan was provided and the Borrower hereby agrees (to the extent not repaid as contemplated by §2.5(d)) to repay each Swing Loan on or before the date that is five (5) Business Days from the date such Swing Loan was provided. A Swing Loan may not be refinanced with another Swing Loan.”

(f) By deleting in its entirety §2.10(a) of the Credit Agreement, and inserting in lieu thereof the following:

“(a) Subject to the terms and conditions set forth in this Agreement, at any time and from time to time from the Closing Date through the day that is thirty (30) days prior to the Maturity Date, the Issuing Lender shall issue such Letters of Credit as the Borrower may request upon the delivery of a written request in the form of Exhibit E hereto (a “Letter of Credit Request”) to the Issuing Lender, provided that (i) no Default or Event of Default shall have occurred and be continuing, (ii) upon issuance of such Letter of Credit, the Letter of Credit Liabilities shall not exceed the Letter of Credit Commitment, (iii) in no event shall the sum of the outstanding principal amount of the Revolving Credit Loans, Swing Loans and Letter of Credit Liabilities (after giving effect to any requested Letters of Credit) exceed the lesser of the Total Commitment and the Borrowing Base Availability or cause a violation of the covenant set forth in §9.1 or §9.11, (iv) the conditions set forth in §§10 and 11 shall have been satisfied, and (v) in no event shall any amount drawn under a Letter of Credit be available for reinstatement or a subsequent drawing under such Letter of Credit. Notwithstanding anything to the contrary in this Agreement, until the IPO Conditions Satisfaction Date has occurred, the Issuing Lender shall have no obligation to issue, extend, amend, increase or renew any Letters of Credit, and the Borrower shall have no further right to request the issuance, extension, amendment, increase or renewal of any Letters of Credit, unless the Super-Majority Lenders have approved such matter in their sole and absolute discretion. Notwithstanding anything to the contrary contained in this §2.10, the Issuing Lender shall not be obligated to issue, amend, extend, renew or increase any Letter of Credit at a time when any other Lender is a Defaulting Lender, unless the Issuing Lender is satisfied that the participation therein will otherwise be fully allocated to the Lenders that are Non-Defaulting Lenders consistent with §2.13(c) and the Defaulting Lender shall have no participation therein, except to the extent the Issuing Lender has entered into arrangements with the Borrower or such Defaulting Lender which are satisfactory to the Issuing Lender in its good faith determination to eliminate the Issuing Lender’s Fronting Exposure with respect to any such Defaulting Lender, including the delivery of cash collateral. The Issuing Lender may assume that the conditions in §§10 and 11 have been satisfied unless it receives written notice from a Lender that such conditions have not been satisfied. Each Letter of Credit Request shall be executed by an Authorized Officer of the Borrower. The Issuing Lender shall be entitled to conclusively rely on such Person’s authority to request a Letter of Credit on behalf of the Borrower. The Issuing Lender shall have no duty to verify the authenticity of any signature appearing on a Letter of Credit Request. The Borrower assumes all risks with respect to the use of the Letters of Credit. Unless the Issuing Lender and the Agent otherwise consent, the term of any Letter of Credit shall not exceed a period of time commencing on the issuance of the Letter of Credit and ending one year after the date of issuance thereof, subject to extension pursuant to an “evergreen” clause acceptable to the Agent and the Issuing Lender (but in any event the term shall not extend beyond five (5) Business Days prior to the Maturity Date). The amount available to be drawn under any Letter of Credit shall reduce on a dollar-for-dollar basis the amount available to be drawn under the Total Commitment as a Revolving Credit Loan.”

(g) By deleting in its entirety the first (1st) sentence of §2.11(a) of the Credit Agreement, and inserting in lieu thereof the following:

“(a) Provided that no Default or Event of Default has occurred and is continuing, subject to the terms and conditions set forth in this §2.11, the Borrower shall have the option, subject to Agent’s prior written consent, at any time and from time to time, before the Maturity Date to request one or more increases in the Total Commitment to an aggregate amount of not more than $600,000,000.00 by giving written notice to the Agent (each, an “Increase Notice”; and the amount of such requested increase is a “Commitment Increase”); provided that any such individual increase must be in a minimum amount of $10,000,000.00 and increments of $5,000,000.00 in excess thereof unless otherwise approved by the Agent in its sole discretion; and provided further that until the IPO Conditions Satisfaction Date has occurred, the Borrower shall have no right to request a Commitment Increase.”

(h) By deleting in its entirety §2.12 of the Credit Agreement, and inserting in lieu thereof the following:

“§2.12 Extension of Maturity Date.

(a) The Borrower shall have the one-time right and option to extend the Maturity Date to November 7, 2018, upon satisfaction of the following conditions precedent, which must be satisfied prior to the effectiveness of any extension of the Maturity Date:

(i) Extension Request. The Borrower shall deliver written notice of such request (the “Extension Request”) to the Agent not earlier than the date which is one hundred twenty (120) days prior to the Maturity Date (as determined without regard to such extension) and not later than September 7, 2017.

(ii) Payment of Extension Fee. The Borrower shall pay to the Agent for the pro rata accounts of the Lenders in accordance with their respective Commitments an extension fee in an amount equal to fifteen (15) basis points on the Total Commitment in effect on the Maturity Date (as determined without regard to such extension), which fee shall, when paid, be fully earned and non-refundable under any circumstances.

(iii) No Default. On the date the Extension Request is given and on the Maturity Date (as determined without regard to such extension) there shall exist no Default or Event of Default.

(iv) Representations and Warranties. The representations and warranties made by the Borrower and the Guarantors in the Loan Documents or otherwise made by or on behalf of the Borrower and the Guarantors in connection therewith or after the date thereof shall have been true and correct in all material respects when made and shall also be true and correct in all material respects on the date the Extension Request is given and on the Maturity Date (as determined without regard to such extension) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date).

(v) IPO Conditions. The IPO Conditions Satisfaction Date shall have occurred.

(vi) Additional Documents and Expenses. The Borrower and the Guarantors shall execute and deliver to the Agent and Lenders such additional opinions, consents and affirmations and other documents (including, without limitation, amendments to the Security Documents) as the Agent may reasonably require, and the Borrower shall pay the cost of any title searches, endorsement or any update of UCC searches, recordings costs and fees, and any and all intangible taxes or other documentary taxes, assessments or charges or any other fees, taxes, charges or expenses which are required to be paid in connection with such extension.

(b) Provided that Borrower has duly exercised its option to extend the initial Maturity Date in accordance with the terms and conditions set forth in §2.12(a) above, Borrower shall have the one-time right and option to further extend the Maturity Date to November 7, 2019, upon further satisfaction of the conditions precedent set forth in §2.12(a)(i)-(vi) (other than clause (a)(v) which will have already been satisfied) above, which must be satisfied prior to the effectiveness of any further extension of the Maturity Date.”

(d) By inserting the following as new §3.2(d) of the Credit Agreement:

“(d) In the event that at the end of any calendar quarter the aggregate amount of Unrestricted Cash and Cash Equivalents of the Borrower and its Subsidiaries exceeds $10,000,000.00, the Borrower shall within three (3) Business Days of such occurrence pay the amount of such excess to Agent for the respective accounts of the Lenders for application to the Loans as provided in §3.4. The obligations of Borrower under this §3.2(d) shall no longer be applicable upon the occurrence of the IPO Conditions Satisfaction Date.”

(e) By deleting in its entirety §5.7(b) of the Credit Agreement, and inserting in lieu thereof the following:

“(b) In the event that the IPO Conditions Satisfaction Date shall not have occurred on or before December 31, 2016 (or such later date if extended in accordance with this Agreement), Borrower shall, within fifteen (15) days of request of Agent, transfer to KeyBank all operating, deposit and collection accounts of Borrower and its Subsidiaries and grant to Agent for the benefit of the Lenders a first-priority perfected lien and security interest in all such accounts pursuant to such documentation as Agent may reasonably require, which security agreement shall provide that such funds shall be released to Borrower provided that there is no Event of Default.”

(f) By deleting in its entirety §8.7(a) of the Credit Agreement, and inserting in lieu thereof the following:

“(a) During any calendar-year period, the Borrower shall not pay any Distribution to the partners, members or other owners of the Borrower, and General Partner and REIT shall not pay any Distribution to their partners, members or other owners, in an aggregate amount that exceeds the Applicable Tax Percentage of Taxable Net Income for such calendar year (the “Distribution Cap”). Notwithstanding the immediately preceding sentence but subject to the other terms of the §8.7(a), Borrower, General Partner and REIT shall be permitted to make Distributions during the course of each calendar year notwithstanding that Borrower may not, at such time, know the actual amount of the Distribution Cap for such calendar year provided that Borrower reasonably and in good faith believes, at the time it makes any such Distribution, that such Distribution will not cause the Distribution Cap for such calendar year to be exceeded based upon Borrower’s reasonable and good faith estimates of the Taxable Net Income for such calendar year (taking into account calculations of the Taxable Net Income for such calendar year through the date of the applicable Distribution). Borrower shall provide to the Agent supporting calculations of the Taxable Net Income (or if not yet determined, Borrower’s good faith estimate thereof), the Distribution Cap (or if not yet determined, Borrower’s good faith estimate thereof) and Distributions made pursuant to this §8.7(a) in each Compliance Certificate delivered to Agent. Upon Borrower determining the actual Taxable Net Income for a calendar year (which shall in no event be later than April 15 of the following calendar year, but which determination shall not require filing of Borrower’s federal Form 1120-REIT with the Internal Revenue Service), Borrower shall (i) calculate the amount of the Distribution Cap and determine whether the Distributions made during such calendar year exceed the Distribution Cap (any such excess amount, with respect to a calendar year, is referred to herein as an “Excess Distribution Amount”) and (ii) provide such report to Agent. In the event that, for a calendar year, there shall be any Excess Distribution Amount, then (A) Borrower shall notify Agent in writing thereof as provided above and shall provide to Agent a written calculation of the Excess Distribution Amount and (B) the amount of the Distribution Cap and the permitted Distributions for the immediately following calendar year shall be deemed reduced by an amount equal to such Excess Distribution Amount. As used herein, the term “Applicable Tax Percentage” shall mean an amount equal to 118% of Borrower’s Taxable Net Income. Notwithstanding the foregoing, in the event that the IPO Conditions Satisfaction Date shall have occurred, the provisions of this §8.7(a) limiting Distributions based on Taxable Net Income shall no longer be applicable; provided that Borrower shall remain obligated to report and demonstrate compliance with this §8.7(a) as provided herein but only for any period for which this §8.7(a) is applicable.”

(f) By deleting in its entirety §9.5 of the Credit Agreement, and inserting in lieu thereof the following:

“§9.5 Excess Unrestricted Cash and Cash Equivalents. The Borrower shall not permit the aggregate amount of Unrestricted Cash and Cash Equivalents of the Borrower and its Subsidiaries to exceed $10,000,000.00 as of the end of any calendar quarter except to the extent that Borrower thereafter makes the mandatory prepayment required by §3.2(d). The covenant in this §9.5 shall no longer be applicable upon the occurrence of the IPO Conditions Satisfaction Date.”

(g) By deleting in its entirety Schedule 1.1 attached to the Credit Agreement, and by inserting in lieu thereof Schedule 1.1 attached hereto and made a part hereof; and

(h) By deleting in its entirety the Appendix attached to Exhibit H (Compliance Certificate), and inserting in lieu thereof the Appendix to Compliance Certificate attached hereto and made a part hereof.

3. Modification of the Guaranty. The Guarantors, the Agent and the Lenders do hereby modify and amend the Guaranty by deleting in its entirety paragraph (a) thereof appearing on page 1 thereof, and inserting in lieu thereof the following:

“(a) the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of the Revolving Credit Notes made by Borrower to the order of the Lenders in the aggregate principal face amount of up to Three Hundred Million and No/100 Dollars ($300,000,000.00), and of the Swing Loan Note made by Borrower to the order of the Swing Loan Lender in the principal face amount of Twenty Million and No/100 Dollars ($20,000,000.00), together with interest as provided in the Revolving Credit Notes and the Swing Loan Note; and”

4. References to Credit Agreement. All references in the Loan Documents to the Credit Agreement and the Guaranty shall be deemed a reference to the Credit Agreement and the Guaranty as modified and amended herein.

5. Consent of Guarantors. By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement and Guaranty as set forth herein and any other agreements executed contemporaneously herewith, and Borrower and Guarantors hereby acknowledge, represent and agree that the Credit Agreement and Guaranty, as modified and amended herein, and the other Loan Documents (including without limitation the Guaranty) remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, and that the Guaranty extends to and applies to the foregoing documents as modified and amended.

6. Representations. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:

(a) Authorization. The execution, delivery and performance of this Amendment and any other documents executed in connection herewith and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, other than the liens and encumbrances created by the Loan Documents.

(b) Enforceability. This Amendment and any other documents executed in connection herewith are the valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

(c) Approvals. The execution, delivery and performance of this Amendment and any other documents executed in connection herewith and the transactions contemplated hereby and thereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.

(d) Reaffirmation. Each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith are true and correct in all material respects (subject to §1.2(m) of the Credit Agreement) as of the date hereof except for representations or warranties that expressly relate to an earlier date.

(e) No Default. No Default or Event of Default has occurred and is continuing or will arise or occur after the execution and delivery of this Amendment and any other documents executed in connection herewith.

7. Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any of the Lenders, or any past or present directors, officers, agents or employees of Agent or any of the Lenders, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

8. Ratification. Except as hereinabove set forth or in any other document previously executed or executed in connection herewith, all terms, covenants and provisions of the Credit Agreement and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement and the other Loan Documents. Nothing in this Amendment or the other documents executed in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty). By execution hereof, Borrower and Guarantors acknowledge that the Agent and the Lenders have made no agreement, and are in no way obligated, to grant any future extension, waiver, indulgence or consent. Nothing in this Amendment or the other documents executed in connection herewith shall be deemed a modification or waiver of the IPO Conditions or the IPO Conditions Satisfaction Date, or an extension of the date by which the IPO Conditions Satisfaction Date must occur.

9. Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement. This Amendment shall constitute a Loan Document.

10. Miscellaneous. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

11. Effective Date. The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance reasonably satisfactory to the Agent:

(a) A counterpart of this Amendment duly executed by the Borrower, Guarantors, the Lenders and Agent;

(b) the delivery to Agent of an opinion of counsel to the Borrower and the Guarantors addressed to the Agent and the Lenders covering such matters as the Agent may reasonably request;

(c) the delivery to Agent of a Revolving Credit Note duly executed by the Borrower in favor of each Lender in the amount set forth next to such Lender’s name on Schedule 1.1 attached hereto;

(d) receipt by Agent of evidence that the Borrower shall have paid all fees due and payable with respect to this Amendment and the extension of the Maturity Date; and

(e) Such other amendments, certificates, documents, instruments, title endorsements and agreements as the Agent may reasonably request.

The Borrower will pay the reasonable out-of-pocket fees and expenses of Agent in connection with this Amendment and the transactions contemplated hereby in accordance with §15 of the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Amendment, under seal, as of the day and year first above written.

BORROWER:

MEDEQUITIES REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:	MedEquities OP GP, LLC, a Delaware limited liability company, its general partner

By: /s/ Jeffery C. Walraven
Name: Jeffery C. Walraven
Title: EVP, CFO, Secretary and Treasurer

(SEAL)

GUARANTORS:

MEDEQUITIES REALTY TRUST, INC., a Maryland corporation

By:	/s/ Jeffery C. Walraven
Name:	Jeffery C. Walraven
Title:	EVP, CFO, Secretary and Treasurer

(SEAL)

MEDEQUITIES OP GP, LLC, a Delaware limited liability company

By:	/s/ Jeffery C. Walraven
Name:	Jeffery C. Walraven
Title:	EVP, CFO, Secretary and Treasurer

(SEAL)

MEDEQUITIES REALTY TRS, LLC, a Delaware limited liability company

By:	/s/ Jeffery C. Walraven
Name:	Jeffery C. Walraven
Title:	EVP, CFO, Secretary and Treasurer

(SEAL)

[Signatures Continue On Next Page]

[Signature Page to First Amendment to Credit Agreement and Other Loan Documents — KeyBank/MedEquities 2016]

MRT OF KENTFIELD CA – LTACH, LLC,

MRT OF LAS VEGAS NV – LTACH, LLC,

MRT OF SPARTANBURG SC – SNF, LLC,

MRT OF BROWNSVILLE TX – MOB, LLC,

MRT OF AMARILLO TX – 1ST MORTGAGE IRF, LLC,

MRT OF SPRINGFIELD MA – 1ST MORTGAGE ACH, LLC,

MRT OF LAKEWAY TX – ACH, LLC,

MRT OF FORT WORTH TX – SNF, LLC,

MRT OF LAS VEGAS NV – ACH, LLC,

MRT OF LA MESA CA – SNF, LLC,

MRT OF UPLAND CA – SNF/ALF, LLC,

MRT OF NATIONAL CITY CA – SNF I, LLC,

MRT OF NATIONAL CITY CA – SNF II, LLC,

MRT OF BROWNWOOD TX – SNF, LLC,

MRT OF EL PASO TX – SNF, LLC,

MRT OF GRAHAM TX – SNF, LLC,

MRT OF KAUFMAN TX – SNF, LLC,

MRT OF KEMP TX – SNF, LLC,

MRT OF KERENS TX – SNF, LLC,

MRT OF LONGVIEW TX – SNF, LLC,

MRT OF MT. PLEASANT TX – SNF, LLC,

MRT OF SAN ANTONIO TX – SNF II, LLC,

MRT OF SAN ANTONIO TX – SNF I, LLC, and

MRT OF SAN DIEGO CA – SNF, LLC,

each a Delaware limited liability company

By: /s/ Jeffery C. Walraven
Name: Jeffery C. Walraven Title: EVP, CFO, Secretary and Treasurer

(SEAL)

[Signatures Continue On Next Page]

[Signature Page to First Amendment to Credit Agreement and Other Loan Documents — KeyBank/MedEquities 2016]

LENDERS: KEYBANK NATIONAL ASSOCIATION, individually and as Agent

By:	/s/ Sarah L. Belment
Name:	Sarah L. Belment
Title:	Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Amrish Desai
Name:	Amrish Desai
Title:	Vice President

CITIBANK, N.A.

By:	/s/ John C. Rowland
Name:	John C. Rowland
Title:	Vice President

FIFTH THIRD BANK, an Ohio banking corporation

By:	/s/ William D. Priester
Name:	William D. Priester
Title:	SVP

By:	/s/ Vera B. McEvoy
Name:	Vera B. McEvoy
Title:	VP

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Alicia Cook
Name:	Alicia Cook
Title:	Authorized Signatory

CADENCE BANK, N.A.

By:	/s/ Drew Healy
Name:	Drew Healy
Title:	Senior Vice President

[Signatures Continue On Next Page]

[Signature Page to First Amendment to Credit Agreement and Other Loan Documents — KeyBank/MedEquities 2016]

CITIZENS BANK, N.A.

By:	/s/ Donald Woods
Name:	Donald Woods
Title:	SVP

ROYAL BANK OF CANADA

By:	/s/ Dan LePage
Name:	Dan LePage
Title:	Authorized Signatory

RAYMOND JAMES BANK, N.A.

By:	/s/ James M. Armstrong
Name:	James M. Armstrong
Title:	Senior Vice President

PINNACLE BANK

By:	/s/ Allison H. Jones
Name:	Allison H. Jones
Title:	SVP

RENASANT BANK

By:	/s/ Craig Gardella
Name:	Craig Gardella
Title:	EVP

[Signature Page to First Amendment to Credit Agreement and Other Loan Documents — KeyBank/MedEquities 2016]

SCHEDULE 1.1

LENDERS AND COMMITMENTS

Name and Address	Commitment	Commitment Percentage
KeyBank National Association 4200 W. Cypress Street, Suite 490 Tampa, Florida 33607 Attention: Grant Saunders Telephone: (813) 313-5516 Facsimile: (813) 313-5555	$52,000,000.00	17.3333333333%
LIBOR Lending Office: Same as Above
JPMorgan Chase Bank, N.A. 383 Madison Avenue, Floor 24 New York, New York 10179 Attention: Linna Zhang Telephone: (212) 622-2332 Facsimile:	$52,000,000.00	17.3333333333%
LIBOR Lending Office: Same as Above
Citibank, N.A. 388 Greenwich Street, 6th Floor New York, New York 10013 Attention: Stephanie Liu Telephone: (212) 723-4195 Facsimile: (646) 291-5422	$52,000,000.00	17.3333333333%
LIBOR Lending Office: 1615 Brett Road, Ops III New Castle, Delaware 19720 Attention: Chinna Babu Deepala Telephone: (201) 472-4414 Facsimile: (646) 274-5000
Fifth Third Bank 424 Church Street, 5th Floor Nashville, Tennessee 37219 Attention: Vera McEvoy Telephone: (615) 687-8028 Facsimile: (615) 687-3067	$32,000,000.00	10.6666666667%
LIBOR Lending Office: Same as Above

Appendix to Compliance Certificate

Name and Address	Commitment	Commitment Percentage
Capital One, National Association 4445 Willard Avenue, 12th Floor Chevy Chase, Maryland 20815 Attention: Nathan Brenneman Telephone: (301) 280-0215 Facsimile: (301) 280-0299	$24,000,000.00	8.0000000000%
LIBOR Lending Office: Same as Above
Cadence Bank 102 Woodmont Boulevard, Suite 243 Nashville, Tennessee 37205 Attention: Drew Healy Telephone: (615) 345-0209 Facsimile: (205) 488-3320	$20,000,000.00	6.6666666667%
LIBOR Lending Office: Same as Above
Citizens Bank, N.A. 28 State Street Boston, Massachusetts 02109 Attention: Craig Aframe Telephone: (617) 725-5707 Facsimile: (216) 277-7106	$20,000,000.00	6.6666666667%
LIBOR Lending Office: Same as Above
Royal Bank of Canada Global Loans Administration 20 King Street West, 4th Floor Toronto, Ontario, Canada Attention: Manager, Loans Administration Telephone: (212) 428-6343 Facsimile: (212) 428-2372	$16,000,000.00	5.3333333333%
LIBOR Lending Office: Same as Above

Appendix to Compliance Certificate

Name and Address	Commitment	Commitment Percentage
Raymond James Bank, N.A. 710 Carillon Parkway St. Petersburg, Florida 33733 Attention: James Armstrong Telephone: (727) 567-7919 Facsimile: (866) 205-1396	$16,000,000.00	5.3333333333%
LIBOR Lending Office: Same as Above
Pinnacle Bank 150 Third Avenue S., Suite 800 Nashville, Tennessee 37203 Attention: Allison Jones Telephone: (615) 743-6051 Facsimile: (615) 743-6151	$8,000,000.00	2.6666666667%
LIBOR Lending Office: Same as Above
Renasant Bank 1820 West End Avenue Nashville, Tennessee 37203 Attention: Craig Gardella Telephone: (615) 234-1625 Facsimile: (615) 340-3027	$8,000,000.00	2.6666666667%
LIBOR Lending Office: Same as Above

TOTAL	$300,000,000.00	100	% *

*	Percentages may not add to 100% due to rounding.

Appendix to Compliance Certificate